Exhibit 99.2

Letter of Transmittal Overview

On August 12, 2015, Fidelity National Information Services, Inc. (“FIS”) signed a definitive agreement to acquire SunGard. The transaction is expected to close later this year, subject to regulatory approvals and contractual closing conditions. Upon closing, SunGard and SunGard Capital Corp. II (“SCCII”) stockholders will exchange their certificated SunGard Class L Common Stock and SCCII Preferred Stock for cash and FIS common stock.

You have received the enclosed Letter of Transmittal because you currently hold certificated stock of SunGard and SCCII.

Your action is required!

In order to receive payment of cash and FIS common stock in exchange for your certificated SunGard Class L Common Stock and SCCII Preferred Stock, you must complete the following steps:

Step 1 – Review the instructions on pages I-1 and I-2 at the end of the enclosed Letter of Transmittal.

Step 2 – Read the Letter of Transmittal and provide the information requested on pages 1, 2, 6 and 7, including your signature where indicated on page 6 and your wire transfer instructions on page 7.

Step 3 – Complete either the enclosed Internal Revenue Service (“IRS”) Form W-9 (U.S. tax payers) or the enclosed IRS Form W-8BEN or other applicable IRS Form W-8 (non-U.S. tax payers). Otherwise, mandatory backup tax withholding will be deducted from your cash proceeds.

Step 4 – Return all documents, including stock certificates if in your possession (see note below regarding return of stock certificates), to Computershare at P.O. Box 43014 Providence RI 02940 or by overnight delivery at Computershare Trust Company N.A., c/o Corporate Actions Dept., 250 Royall Street, Suite V, Canton, MA 02021. Payment of cash and FIS common stock will not be made to you until you complete and return the required documents. The method of delivery of the Letter of Transmittal and all materials contemplated thereby is at your option and risk, but if the documents are sent by mail, it is suggested that insured or registered mail be used for the stockholder’s protection.

Important note regarding return of stock certificates

The following pages request information on your holdings of SunGard Class L Common Stock and SCCII Preferred Stock. For most current and former SunGard employees, your physical stock certificates are held at SunGard’s corporate office in Wayne, Pennsylvania, in which case, please check the appropriate boxes on the Letter of Transmittal and SunGard will send such certificates to Computershare on your behalf. However, if you have the physical stock certificates in your possession, you must return them with the Letter of Transmittal and applicable IRS Form W-9 or W-8 to Computershare in order to receive payment.

Questions

Computershare is the exchange agent for the transaction. Please contact Computershare at 1-855-396-2084 with any questions related to completion of the Letter of Transmittal, the applicable IRS Form or the exchange process.

LETTER OF TRANSMITTAL

for shares of Consolidated Capital Stock

of

SunGard

SunGard Capital Corp. II

Computershare Trust Company, N.A.

P.O. Box 43014

Providence, RI 02940

Attention: Corporate Action Department

This Letter of Transmittal relates to the Agreement and Plan of Merger, dated as of August 12, 2015 (as it may be amended, supplemented or otherwise modified from time to time, the “Merger Agreement”), by and among SunGard, a Delaware corporation (the “Company”), SunGard Capital Corp. II, a Delaware corporation (“SCCII”), Fidelity National Information Services, Inc., a Georgia corporation (“Parent”), Seahawk Merger Sub 1, Inc., a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Sub 1”), Seahawk Merger Sub, LLC, a Delaware limited liability company and wholly-owned subsidiary of Parent (“Merger Sub 2”) and Seahawk Merger Sub 3, Inc., a Delaware corporation and wholly-owned subsidiary of Parent (“Merger Sub 3”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Merger Agreement.

This Letter of Transmittal is to be completed by holders of Consolidated Capital Stock to surrender shares of Consolidated Capital Stock for payment pursuant to the Merger Agreement.

Please read the Instructions below before completing this Letter of Transmittal.

Stockholder Name:

Stockholder Address:

No. of Shares of Class L Common Stock:

Check here if the Company is in possession of physical stock certificates that need to be returned to Computershare: ☐

Notes:

In accordance with Treasury Regulation Section 1.358-2(a)(2)(ii) (if applicable), and pursuant to Section 3.2(d) of the Merger Agreement, the No. of Shares of Class L Common Stock set forth above multiplied by the applicable Cash Ratio (the “Class L Cash Shares”) shall be surrendered in exchange for an amount of cash equal to the undersigned’s Aggregate Stockholder Cash Consideration.

In accordance with Treasury Regulation Section 1.358-2(a)(2)(ii) (if applicable), and pursuant to Section 3.2(d) of the Merger Agreement, the No. of Shares of Class L Common Stock set forth above minus the number of Class L Cash Shares shall be surrendered in exchange for the aggregate number of shares of Parent Common Stock received by the undersigned in connection with Merger 1 plus cash received in lieu of fractional shares of Parent Common Stock.

No. of Shares of SCCII Preferred Stock:

Check here if the Company is in possession of physical stock certificates that need to be returned to Computershare: ☐

Notes:

In accordance with Treasury Regulation Section 1.358-2(a)(2)(ii) (if applicable), and pursuant to Section 3.2(d) of the Merger Agreement, the No. of Shares of SCCII Preferred Stock set forth above multiplied by the applicable Cash Ratio (the “Preferred Cash Shares”) shall be surrendered in exchange for an amount of cash equal to the undersigned’s Aggregate Stockholder Cash Consideration.

In accordance with Treasury Regulation Section 1.358-2(a)(2)(ii) (if applicable), and pursuant to Section 3.2(d) of the Merger Agreement, the No. of Shares of SCCII Preferred Stock set forth above minus the number of Preferred Cash Shares shall be surrendered in exchange for the aggregate number of shares of Parent Common Stock received by the undersigned in connection with Merger 2 plus cash received in lieu of fractional shares of Parent Common Stock.

SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Pursuant to the Merger Agreement, (i) Merger Sub 1 shall be merged with and into the Company (“Merger 1”), the separate corporate existence of Merger Sub 1 shall cease and the Company shall continue as the surviving corporation (the “Merger 1 Surviving Corporation”) and as a wholly owned subsidiary of Parent, (ii) the Merger 1 Surviving Corporation shall be merged with and into Merger Sub 2 (the “Follow-On Merger 1”), the separate corporate existence of the Merger 1 Surviving Corporation shall cease and Merger Sub 2 shall continue as the surviving company (the “Follow-On 1 Surviving Company”) and as a wholly owned subsidiary of Parent, (iii) Merger Sub 3 shall merge with and into SCCII (“Merger 2”), the separate corporate existence of Merger Sub 3 shall cease and SCCII shall continue as the surviving corporation (the “Merger 2 Surviving Corporation”) and as a wholly owned subsidiary of Parent, and (iv) the Merger 2 Surviving Corporation shall merge with and into the Follow-On 1 Surviving Company (the “Follow-On Merger 2” and, together with Merger 1, Follow-On Merger 1 and Merger 2, the “Mergers”), the separate corporate existence of the Merger 2 Surviving Corporation shall cease and the Follow-On 1 Surviving Company shall continue as the surviving company and as a wholly owned subsidiary of Parent.

In accordance with the Merger Agreement, (i) at the Effective Time, by virtue of Merger 1 and without any action on the part of the holder thereof, (a) each share of Class L Common Stock issued and outstanding immediately prior to the Effective Time (other than Cancelled Shares and Dissenting Shares) shall be converted into the right to receive the Per Share Merger 1 Consideration, without interest and (b) each share of Class A Common Stock issued and outstanding immediately prior to the Effective Time (other than Cancelled Shares and Dissenting Shares) shall automatically be cancelled and retired and shall cease to exist, and no consideration shall be delivered in exchange therefor and (ii) at the Merger 2 Effective Time each share of SCCII Preferred Stock issued and outstanding immediately prior to the Merger 2 Effective Time (other than Cancelled Shares and Dissenting Shares) shall be converted into the right to receive the Per Share Merger 2 Consideration, without interest.

The undersigned hereby unconditionally delivers and surrenders to the Exchange Agent (for the benefit of the Company) the shares of Consolidated Capital Stock described above, which prior to the Effective Time represented Class L Common Stock or SCCII Preferred Stock owned by the undersigned, in exchange for the Per Share Merger 1 Consideration or the Per Share Merger 2 Consideration, as the case may be, upon the terms and subject to the conditions set forth in the Merger Agreement and in this Letter of Transmittal. The undersigned hereby unconditionally approves and adopts the Merger Agreement, the Mergers and each of the other transactions and agreements contemplated in the Merger Agreement in all respects. The undersigned hereby agrees to the terms and conditions of the Merger Agreement with respect to the treatment of his, her or its shares of Consolidated Capital Stock and other securities of the Company and agrees to waive any dissenters’ or appraisal rights under Section 262 of the Delaware General Corporation Law with respect to the consummation of the transactions contemplated by the Merger Agreement.

To the extent not a party to a Support and Standstill Agreement, (i) effective as of the Effective Time, the undersigned, on behalf of itself and its successors, assigns, heirs and beneficiaries and, to the extent acting in a representative capacity, such Persons’ creditors, representatives, agents, affiliates and attorneys (collectively, the “Releasing Parties”), hereby fully and finally releases, acquits and forever discharges Parent, the Merger Subs, the Company and each of their respective Subsidiaries, and each of their respective direct or indirect directors, officers, employees, partners, equityholders, members, affiliates, financial advisors, attorneys, accountants, consultants, agents, representatives and predecessors (collectively, the “Released Parties”), from any and all actions, causes of action, suits, debts, accounts, bonds, bills, covenants, contracts, controversies, claims, counterclaims, demands, liabilities, obligations, damages, costs, expenses, compensation and other relief of every kind and nature whatsoever, at law or in equity, whether known or unknown, in each case, which exist at the Effective Time (“Claims”), which such Releasing Parties, or any of them, had, has, or may have arising from, connected or related to, or caused by any event, occurrence, cause or thing, of any type whatsoever, or otherwise, arising out of or relating to or accruing from their ownership of equity securities of the Company or any of its Subsidiaries; provided, however, that nothing contained herein shall be construed to release, acquit or discharge any Claims or rights that any of the Releasing Parties had, have or may have (A) as an officer or director of any of the Company or any of its Subsidiaries with respect to any Claims or rights to indemnification under such entities’ certificate of incorporation or by-laws (or equivalent organizational documents), each as amended to date, or under applicable law, (B) as an employee of the Company or any of its Subsidiaries or (C) pursuant to this Letter of Transmittal, the Merger Agreement, the Registration Rights Agreement and any other agreement entered into in connection with any of the foregoing (if a party thereto), (the “Release”); (ii) the undersigned acknowledges that the consideration payable to the undersigned as a result of the Mergers and the release granted to the undersigned by Parent pursuant to Section 9.19 of the Merger Agreement provide good and sufficient consideration for every promise, duty, release, obligation, agreement and right contained in the Release and this Letter of Transmittal; (iii) the undersigned agrees that it will not, and will cause the Releasing Parties not to, institute any litigation, lawsuit, claim or action against any Released Party with respect to any and all claims released in this Agreement; and (iv) the undersigned hereby represents and warrants that it has access to adequate information regarding the terms of this Release, the scope and effect of the releases set forth herein, and all other matters encompassed by this Release to make an informed and knowledgeable decision with regard to entering into this Release and has not relied on the Released Parties in deciding to enter into this Release and has instead made the undersigned’s own independent analysis and decision to enter into this Release.

The undersigned represents that it is the sole record and beneficial owner of the undersigned’s shares of Consolidated Capital Stock, and as of the Effective Time of the Mergers will hold good title to such shares of Consolidated Capital Stock free and clear of all liens, restrictions (other than securities law restrictions), charges, claims and encumbrances.

The undersigned represents that the undersigned has full power and authority (and, if an individual, legal capacity) to execute and deliver this Letter of Transmittal, and to surrender the undersigned’s shares of Consolidated Capital Stock, free and clear of all liens, restrictions (other than securities law restrictions), charges, claims and encumbrances. The undersigned will, upon request, execute and deliver any additional documents as reasonably requested by the Exchange Agent and/or the Company in order to effect the surrender of the undersigned’s shares of Consolidated Capital Stock. All authority conferred or agreed to be conferred in this Letter of Transmittal shall not be affected by, and shall survive, the death or incapacity of the undersigned and any obligation of the undersigned shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned.

This Letter of Transmittal has been duly executed and delivered by the undersigned and constitutes the undersigned’s legal, valid and binding obligation, enforceable against the undersigned in accordance with its terms, except as such enforceability may be affected by bankruptcy, insolvency or similar laws affecting creditors’ rights and general principles of equity.

By signing the Letter of Transmittal the undersigned agrees that payment of any amounts to the account designated per this Letter of Transmittal and the Wire Transfer Instructions shall constitute payment to and, upon delivery to such account, payment received by the undersigned.

The undersigned understands and acknowledges that the Mergers have not been reviewed or approved by the US Securities and Exchange Commission.

The undersigned acknowledges that he, she or it has had the opportunity to consult with an attorney and financial and/or tax advisor of his, her or its own choosing concerning this Letter of Transmittal and the transactions contemplated hereby.

The undersigned certifies, represents and warrants that the information included by or on behalf of the undersigned herein or in connection herewith is true, correct and complete. The undersigned acknowledges that the undersigned is executing and delivering this Letter of Transmittal and all related documentation for the benefit of each of Parent, the Surviving Company and the Related Parties, and that each may be entitled to the benefits of, to enforce the terms of and to rely upon, this Letter of Transmittal and the representations and agreements made by the undersigned pursuant hereto.

The undersigned hereby understands and agrees that there are no third party beneficiaries to this Letter of Transmittal, other than Parent, the Surviving Company and the Related Parties, each of which is expressly made (and is intended to be) a third party beneficiary hereof.

The undersigned hereby agrees that this Letter of Transmittal and all Actions pursuant to any Law (whether in tort, contract or otherwise) that may be based upon, arise out of or relate to this Letter of Transmittal or the negotiation, execution or performance of this Letter of Transmittal (including any Action based upon, arising out of or related to any representation or warranty made in or in connection with this Letter of Transmittal) shall be governed by and construed in accordance with the Laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws. The undersigned hereby (a) expressly and irrevocably submits to the exclusive personal jurisdiction of the Court of Chancery of the State of Delaware (provided, that if jurisdiction is not then available in the Court of Chancery of the State of Delaware, the personal jurisdiction of any United States Federal Court located in the State of Delaware or any other Delaware State court) in the event any Action is based upon, arises out of or is related to this Letter of Transmittal (including any Action based upon, arising out of or related to any representation or warranty made in or in connection with this Letter of Transmittal), (b) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court and (c) agrees that it will not bring any Action based upon, arising out of or related to this Letter of Transmittal (including any Action based upon, arising out of or related to any representation or warranty made in or in connection with this Letter of Transmittal) in any court other than the Court of Chancery of the State of Delaware (provided, that if jurisdiction is not then available in the Court of Chancery of the State of Delaware, such Action may be brought any United States Federal Court located in the State of Delaware or any other Delaware State court); provided that the undersigned shall have the right to bring any Action or proceeding for enforcement of a judgment entered by any United States Federal Court located in the State of Delaware or any Delaware State court in any other court or jurisdiction.

THE UNDERSIGNED IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTIONS PURSUANT TO ANY LAW (WHETHER IN TORT, CONTRACT OR OTHERWISE) THAT MAY BE BASED UPON, ARISE OUT OF OR RELATE TO THIS LETTER OF TRANSMITTAL OR THE NEGOTIATION, EXECUTION OR PERFORMANCE OF THIS LETTER OF TRANSMITTAL (INCLUDING ANY ACTION BASED UPON, ARISING OUT OF OR RELATED TO ANY REPRESENTATION OR WARRANTY MADE IN OR IN CONNECTION WITH THIS LETTER OF TRANSMITTAL). THE UNDERSIGNED HEREBY AGREES AND CONSENTS THAT ANY SUCH ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT A COPY OF THIS AGREEMENT MAY BE FILED WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE UNDERSIGNED TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

The undersigned agrees that the Instructions to this Letter of Transmittal, along with the boxes below, constitute an integral part of this instrument and agrees to be bound thereby.

Please read the Instructions below before completing this Letter of Transmittal.

(See Instructions on the last page hereof)

– IMPORTANT –

PLEASE SIGN AND DATE BELOW,

PROVIDE WIRE TRANSFER INSTRUCTIONS BELOW

AND COMPLETE IRS FORM W-9 SET FORTH BELOW

(OR THE APPLICABLE IRS FORM W-8).

SIGNATURE REQUIRED ON THE FOLLOWING PAGE

SIGNATURE FORM

Stockholder Signature:

Print Stockholder Name:

Capacity (full title):
(stockholder, trustee, executor, administrator, guardian, etc. – see Instruction 3)

Mailing Address (including postal code):

Dated:                             , 20

(Must be signed by the registered holder(s) exactly as name(s) appear(s) on the Company’s or SCCII’s register of stockholders, as applicable, or by person(s) authorized to become registered holder(s) by documents as transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers or corporations or others acting in a fiduciary or representative capacity, please provide the information requested above and see Instruction 3.)

SHARE LOT ELECTION FOR HOLDERS OF MULTIPLE LOTS (SELECT THE APPROPRIATE IDENTIFICATION METHOD)

If a U.S. Holder of Class L Common Stock or SCCII Preferred Stock acquired different blocks of Class L Common Stock or SCCII Preferred Stock at different times or at different prices, any gain will be determined separately with respect to each block of Class L Common Stock or SCCII Preferred Stock. Each holder may expressly designate that Aggregate Stockholder Cash Consideration or Parent Common Stock (plus cash received in lieu of fractional shares of Parent Common Stock) is to be received in exchange for particular shares of Class L Common Stock or SCCII Preferred Stock. In accordance with Treasury Regulation Section 1.358-2(a)(2)(ii) (if applicable), if the undersigned purchased or acquired on different dates or at different prices shares of Class L Common Stock or SCCII Preferred Stock, unless the undersigned identifies the shares of Class L Common Stock or SCCII Preferred Stock surrendered in exchange for the undersigned’s Aggregate Stockholder Cash Consideration or Parent Common Stock (plus cash received in lieu of fractional shares of Parent Common Stock), as applicable using one of the following methods (as described below), the Pro Rata method (as defined below) will be used as the default method. You should consult your tax advisor with respect to the advisability of making express designations or choosing the Pro Rata method. The undersigned hereby elects the following identification method (by checking the applicable box):

I.      Class L Common Stock:

☐  Pro-Rata (default)        ☐  FIFO (First In, First Out)        ☐  LIFO (Last In, First Out)

☐  Special Identification (provide instructions)

II.    SCCII Preferred Stock

☐  Pro-Rata (default)         ☐  FIFO (First In, First Out)         ☐  LIFO (Last In, First Out)

☐  Special Identification (provide instructions)

Definitions:

Pro-Rata: A number of shares of Class L Common Stock or SCCII Preferred Stock, as applicable, purchased on each separate purchase date as being surrendered pro-rata (based on the Cash Ratio) in exchange for the Aggregate Stockholder Cash Consideration or Parent Common Stock (plus cash received in lieu of fractional shares of Parent Common Stock)

FIFO (First In, First Out): The shares of Class L Common Stock or SCCII Preferred Stock, as applicable, purchased earliest in time as being surrendered in exchange for the Parent Common Stock (plus cash received in lieu of fractional shares of Parent Common Stock)

LIFO (Last In, First Out): The shares of Class L Common Stock or SCCII Preferred Stock, as applicable, purchased last in time as being surrendered in exchange for the Parent Common Stock (plus cash received in lieu of fractional shares of Parent Common Stock)

Special Identification: A number shares of Class L Common Stock or SCCII Preferred Stock, as applicable, purchased on each separate purchase date as being surrendered as expressly designated by the undersigned on a share by share basis in exchange for the Aggregate Stockholder Cash Consideration or Parent Common Stock (plus cash received in lieu of fractional shares of Parent Common Stock)

WIRE INSTRUCTIONS ACKNOWLEDGEMENT FORM

(Type or Print Clearly)

Name of Depository Bank:

Address of Depository Bank:

Contact at Depository Bank:
Phone:
Alt. Phone:
Fax:
Email:

Depository Bank ABA Routing No./ SWIFT Code/BSB:

Account No.:

Wire Reference:

For Credit to (Account Holder):

Taxpayer I.D. No./ Social Security No.:

SHOULD YOU WISH TO HAVE YOUR FUNDS WIRE TRANSFERRED, PLEASE COMPLETE THIS PAGE. IF YOUR PAYMENT IS GOING TO A BANK ACCOUNT REGISTERED TO ANOTHER NAME(S) AS YOUR SHARES, YOU MUST HAVE AN ORIGINAL MEDALLION GUARANTEE OF THE REGISTERED OWNER’S SIGNATURE (PLEASE REFER TO YOUR BANK OR A BROKERAGE FIRM, FOR MORE INFORMATION ON THE MEDALLION GUARANTEE PROGRAM). NO MEDALLION GUARANTEE IS REQUIRED IF THE RECEIVING BANK ACCOUNT LISTED BELOW MATCHES THAT OF YOUR SHARES.

FAILURE TO COMPLETE THE REQUIRED INFORMATION CORRECTLY WILL RESULT IN THE ISSUANCE OF A CHECK TO THE ADDRESS OF RECORD FOR YOUR PROCEEDS. PLEASE PRINT LEGIBLY.

FOR WIRES MADE OUTSIDE THE UNITED STATES, PLEASE INCLUDE AMERICAN CORRESPONDENT BANK INFORMATION.

SIGNATURE:	MEDALLION GUARANTEE

Form W-9 (Rev. December 2014) Department of the Treasury Internal Revenue Service	Request for Taxpayer Identification Number and Certification	Give Form to the requester. Do not send to the IRS.

Print or type See Specific Instructions on page 2.	1 Name (as shown on your income tax return). Name is required on this line; do not leave this line blank.
2 Business name/disregarded entity name, if different from above
3 Check appropriate box for federal tax classification; check only one of the following seven boxes:

4 Exemptions (codes apply only to

certain entities, not individuals; see

instructions on page 3):

Exempt payee code (if any)

Exemption from FATCA reporting

code (if any)

(Applies to accounts maintained outside the U.S.)

	☐ Individual/sole proprietor or single-member LLC	☐	C Corporation	☐	S Corporation	☐	Partnership	☐	Trust/estate

☐ Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=partnership) ▶

Note. For a single-member LLC that is disregarded, do not check LLC; check the appropriate box in the line above for the tax classification of the single-member owner.

☐ Other (see instructions) ▶

	5 Address (number, street, and apt. or suite no.)							Requester’s name and address (optional)
6 City, state, and ZIP code
7 List account number(s) here (optional)

Part I	Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on line 1 to avoid backup withholding. For individuals, this is generally your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN on page 3.

Social security number
–	–
or

Note. If the account is in more than one name, see the instructions for line 1 and the chart on page 4 for guidelines on whose number to enter.	Employer identification number
–

Part II	Certification

Under penalties of perjury, I certify that:

1.	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and

2.	I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

3.	I am a U.S. citizen or other U.S. person (defined below); and

4.	The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions on page 3.

Sign Here	Signature of U.S. person ▶	Date ▶

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Future developments. Information about developments affecting Form W-9 (such as legislation enacted after we release it) is at www.irs.gov/fw9.

Purpose of Form

An individual or entity (Form W-9 requester) who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) which may be your social security number (SSN), individual taxpayer identification number (ITIN), adoption taxpayer identification number (ATIN), or employer identification number (EIN), to report on an information return the amount paid to you, or other amount reportable on an information return. Examples of information returns include, but are not limited to, the following:

● Form 1099-INT (interest earned or paid)

● Form 1099-DIV (dividends, including those from stocks or mutual funds)

● Form 1099-MISC (various types of income, prizes, awards, or gross proceeds)

● Form 1099-B (stock or mutual fund sales and certain other transactions by brokers)

● Form 1099-S (proceeds from real estate transactions)

● Form 1099-K (merchant card and third party network transactions)

● Form 1098 (home mortgage interest), 1098-E (student loan interest), 1098-T (tuition)

● Form 1099-C (canceled debt)

● Form 1099-A (acquisition or abandonment of secured property)

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN.

If you do not return Form W-9 to the requester with a TIN, you might be subject to backup withholding. See What is backup withholding? on page 2.

By signing the filled-out form, you:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners’ share of effectively connected income, and

4. Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting, is correct. See What is FATCA reporting? on page 2 for further information.

Cat. No. 10231X	Form W-9 (Rev. 12-2014)

Form W-9 (Rev. 12-2014)	Page 2

Note. If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester’s form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

● An individual who is a U.S. citizen or U.S. resident alien;

● A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States;

● An estate (other than a foreign estate); or

● A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax under section 1446 on any foreign partners’ share of effectively connected taxable income from such business. Further, in certain cases where a Form W-9 has not been received, the rules under section 1446 require a partnership to presume that a partner is a foreign person, and pay the section 1446 withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid section 1446 withholding on your share of partnership income.

In the cases below, the following person must give Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States:

● In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the entity;

● In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the trust; and

● In the case of a U.S. trust (other than a grantor trust), the U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person, do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a “saving clause.” Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233.

Backup Withholding

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 28% of such payments. This is called “backup withholding.” Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester,

2. You do not certify your TIN when required (see the Part II instructions on page 3 for details),

3. The IRS tells the requester that you furnished an incorrect TIN,

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See Exempt payee code on page 3 and the separate Instructions for the Requester of Form W-9 for more information.

Also see Special rules for partnerships above.

What is FATCA reporting?

The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all United States account holders that are specified United States persons. Certain payees are exempt from FATCA reporting. See Exemption from FATCA reporting code on page 3 and the Instructions for the Requester of Form W-9 for more information.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account; for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Line 1

You must enter one of the following on this line; do not leave this line blank. The name should match the name on your tax return.

If this Form W-9 is for a joint account, list first, and then circle, the name of the person or entity whose number you entered in Part I of Form W-9.

a. Individual. Generally, enter the name shown on your tax return. If you have changed your last name without informing the Social Security Administration (SSA) of the name change, enter your first name, the last name as shown on your social security card, and your new last name.

Note. ITIN applicant: Enter your individual name as it was entered on your Form W-7 application, line 1a. This should also be the same as the name you entered on the Form 1040/1040A/1040EZ you filed with your application.

b. Sole proprietor or single-member LLC. Enter your individual name as shown on your 1040/1040A/1040EZ on line 1. You may enter your business, trade, or “doing business as” (DBA) name on line 2.

c. Partnership, LLC that is not a single-member LLC, C Corporation, or S Corporation. Enter the entity’s name as shown on the entity’s tax return on line 1 and any business, trade, or DBA name on line 2.

d. Other entities. Enter your name as shown on required U.S. federal tax documents on line 1. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on line 2.

e. Disregarded entity. For U.S. federal tax purposes, an entity that is disregarded as an entity separate from its owner is treated as a “disregarded entity.” See Regulations section 301.7701-2(c)(2)(iii). Enter the owner’s name on line 1. The name of the entity entered on line 1 should never be a disregarded entity. The name on line 1 should be the name shown on the income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner’s name is required to be provided on line 1. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity’s name on line 2, “Business name/disregarded entity name.” If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN.

Form W-9 (Rev. 12-2014)	Page 3

Line 2

If you have a business name, trade name, DBA name, or disregarded entity name, you may enter it on line 2.

Line 3

Check the appropriate box in line 3 for the U.S. federal tax classification of the person whose name is entered on line 1. Check only one box in line 3.

Limited Liability Company (LLC). If the name on line 1 is an LLC treated as a partnership for U.S. federal tax purposes, check the “Limited Liability Company” box and enter “P” in the space provided. If the LLC has filed Form 8832 or 2553 to be taxed as a corporation, check the “Limited Liability Company” box and in the space provided enter “C” for C corporation or “S” for S corporation. If it is a single-member LLC that is a disregarded entity, do not check the “Limited Liability Company” box; instead check the first box in line 3 “Individual/sole proprietor or single-member LLC.”

Line 4, Exemptions

If you are exempt from backup withholding and/or FATCA reporting, enter in the appropriate space in line 4 any code(s) that may apply to you.

Exempt payee code.

● Generally, individuals (including sole proprietors) are not exempt from backup withholding.

● Except as provided below, corporations are exempt from backup withholding for certain payments, including interest and dividends.

● Corporations are not exempt from backup withholding for payments made in settlement of payment card or third party network transactions.

● Corporations are not exempt from backup withholding with respect to attorneys’ fees or gross proceeds paid to attorneys, and corporations that provide medical or health care services are not exempt with respect to payments reportable on Form 1099-MISC.

The following codes identify payees that are exempt from backup withholding. Enter the appropriate code in the space in line 4.

1—An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2)

2—The United States or any of its agencies or instrumentalities

3—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

4—A foreign government or any of its political subdivisions, agencies, or instrumentalities

5—A corporation

6—A dealer in securities or commodities required to register in the United States, the District of Columbia, or a U.S. commonwealth or possession

7—A futures commission merchant registered with the Commodity Futures Trading Commission

8—A real estate investment trust

9—An entity registered at all times during the tax year under the Investment Company Act of 1940

10—A common trust fund operated by a bank under section 584(a)

11—A financial institution

12—A middleman known in the investment community as a nominee or custodian

13—A trust exempt from tax under section 664 or described in section 4947

The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13.

IF the payment is for . . .	THEN the payment is exempt for . . .
Interest and dividend payments	All exempt payees except for 7
Broker transactions	Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012.
Barter exchange transactions and patronage dividends	Exempt payees 1 through 4
Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt payees 1 through 5[2]
Payments made in settlement of payment card or third party network transactions	Exempt payees 1 through 4

[1]	See Form 1099-MISC, Miscellaneous Income, and its instructions.

[2]	However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys’ fees, gross proceeds paid to an attorney reportable under section 6045(f), and payments for services paid by a federal executive agency.

Exemption from FATCA reporting code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements. A requester may indicate that a code is not required by providing you with a Form W-9 with “Not Applicable” (or any similar indication) written or printed on the line for a FATCA exemption code.

A—An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37)

B—The United States or any of its agencies or instrumentalities

C—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

D—A corporation the stock of which is regularly traded on one or more established securities markets, as described in Regulations section 1.1472-1(c)(1)(i)

E—A corporation that is a member of the same expanded affiliated group as a corporation described in Regulations section 1.1472-1(c)(1)(i)

F—A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state

G—A real estate investment trust

H—A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940

I—A common trust fund as defined in section 584(a)

J—A bank as defined in section 581

K—A broker

L—A trust exempt from tax under section 664 or described in section 4947(a)(1)

M—A tax exempt trust under a section 403(b) plan or section 457(g) plan

Note. You may wish to consult with the financial institution requesting this form to determine whether the FATCA code and/or exempt payee code should be completed.

Line 5

Enter your address (number, street, and apartment or suite number). This is where the requester of this Form W-9 will mail your information returns.

Line 6

Enter your city, state, and ZIP code.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

If you are a single-member LLC that is disregarded as an entity separate from its owner (see Limited Liability Company (LLC) on this page), enter the owner’s SSN (or EIN, if the owner has one). Do not enter the disregarded entity’s EIN. If the LLC is classified as a corporation or partnership, enter the entity’s EIN.

Note. See the chart on page 4 for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local SSA office or get this form online at www.ssa.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting IRS.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note. Entering “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8.

Form W-9 (Rev. 12-2014)	Page 4

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if items 1, 4, or 5 below indicate otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on line 1 must sign. Exempt payees, see Exempt payee code earlier.

Signature requirements. Complete the certification as indicated in items 1 through 5 below.

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments made in settlement of payment card and third party network transactions, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

For this type of account:		Give name and SSN of:
1.	Individual	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account[1]
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor[2]
4.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee[1]
	b. So-called trust account that is not a legal or valid trust under state law	The actual owner[1]
5.	Sole proprietorship or disregarded entity owned by an individual	The owner[3]
6.	Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulations section 1.671-4(b)(2)(i)(A))	The grantor*
For this type of account:		Give name and EIN of:
7.	Disregarded entity not owned by an individual	The owner
8.	A valid trust, estate, or pension trust	Legal entity[4]
9.	Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation
10.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization

For this type of account:		Give name and EIN of:
11.	Partnership or multi-member LLC	The partnership
12.	A broker or registered nominee	The broker or nominee
13.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity
14.	Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulations section 1.671-4(b)(2)(i)(B))	The trust

[1]	List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.

[2]	Circle the minor’s name and furnish the minor’s SSN.

[3]	You must show your individual name and you may also enter your business or DBA name on the “Business name/disregarded entity” name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

[4]	List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules for partnerships on page 2.

*	Note. Grantor also must provide a Form W-9 to trustee of trust.

Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records from Identity Theft

Identity theft occurs when someone uses your personal information such as your name, SSN, or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

• Protect your SSN,

• Ensure your employer is protecting your SSN, and

• Be careful when choosing a tax preparer.

If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.

For more information, see Publication 4535, Identity Theft Prevention and Victim Assistance.

Victims of identity theft who are experiencing economic harm or a system problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration (TIGTA) at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at: spam@uce.gov or contact them at www.ftc.gov/idtheft or 1-877-IDTHEFT (1-877-438-4338).

Visit IRS.gov to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. commonwealths and possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.

Form W-8BEN (Rev. February 2014) Department of the Treasury Internal Revenue Service

Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding and Reporting (Individuals)

▶  For use by individuals. Entities must use Form W-8BEN-E.

▶  Information about Form W-8BEN and its separate instructions is at www.irs.gov/formw8ben.

▶  Give this form to the withholding agent or payer. Do not send to the IRS.

OMB No. 1545-1621

Do NOT use this form if: Instead, use Form:

●	You are NOT an individualW-8BEN-E
●	You are a U.S. citizen or other U.S. person, including a resident alien individualW-9
●	You are a beneficial owner claiming that income is effectively connected with the conduct of trade or business within the U.S. (other than personal services)W-8ECI
●	You are a beneficial owner who is receiving compensation for personal services performed in the United States8233 or W-4
●	A person acting as an intermediaryW-8IMY

Part I	Identification of Beneficial Owner (see instructions)

1 Name of individual who is the beneficial owner	2 Country of citizenship

3 Permanent residence address (street, apt. or suite no., or rural route). Do not use a P.O. box or in-care-of address.

City or town, state or province. Include postal code where appropriate.	Country

4 Mailing address (if different from above)

City or town, state or province. Include postal code where appropriate.	Country

5 U.S. taxpayer identification number (SSN or ITIN), if required (see instructions)	6 Foreign tax identifying number (see instructions)

7 Reference number(s) (see instructions)	8 Date of birth (MM-DD-YYYY) (see instructions)

Part II	Claim of Tax Treaty Benefits (for chapter 3 purposes only) (see instructions)

  9    I certify that the beneficial owner is a resident of within the meaning of the income tax treaty between the United States and that country.

10    Special rates and conditions (if applicable—see instructions): The beneficial owner is claiming the provisions of Article of the treaty identified on line 9 above to claim a  % rate of withholding on (specify type of income):  .

.

Explain the reasons the beneficial owner meets the terms of the treaty article:

Part III	Certification

Under penalties of perjury, I declare that I have examined the information on this form and to the best of my knowledge and belief it is true, correct, and complete. I further certify under penalties of perjury that:

●	I am the individual that is the beneficial owner (or am authorized to sign for the individual that is the beneficial owner) of all the income to which this form relates or am using this form to document myself as an individual that is an owner or account holder of a foreign financial institution,
●	The person named on line 1 of this form is not a U.S. person,
●	The income to which this form relates is:

(a) not effectively connected with the conduct of a trade or business in the United States,

(b) effectively connected but is not subject to tax under an applicable income tax treaty, or

(c) the partner’s share of a partnership’s effectively connected income,

●	The person named on line 1 of this form is a resident of the treaty country listed on line 9 of the form (if any) within the meaning of the income tax treaty between the United States and that country, and
●	For broker transactions or barter exchanges, the beneficial owner is an exempt foreign person as defined in the instructions.

Furthermore, I authorize this form to be provided to any withholding agent that has control, receipt, or custody of the income of which I am the beneficial owner or any withholding agent that can disburse or make payments of the income of which I am the beneficial owner. I agree that I will submit a new form within 30 days if any certification made on this form becomes incorrect.

Sign Here	▶
		Signature of beneficial owner (or individual authorized to sign for beneficial owner)	Date (MM-DD-YYYY)

Print name of signer	Capacity in which acting (if form is not signed by beneficial owner)

For Paperwork Reduction Act Notice, see separate instructions.	Cat. No. 25047Z	Form W-8BEN (Rev. 2-2014)

INSTRUCTION FOR SURRENDERING SHARES

FORMING CERTAIN TERMS AND CONDITIONS OF THIS LETTER OF TRANSMITTAL

1. General. The Letter of Transmittal must be properly filled in and signed by or on behalf of the registered holders of Consolidated Capital Stock. The completed and executed Letter of Transmittal (including stockholder name, address, wire transfer instructions and number of shares on the appropriate line on pages 1 and 2), applicable IRS Form W-9 or W-8 and stock certificates (if your certificates are held by the Company, the applicable boxes on pages 1 and 2 should be checked, in which case the Company will send such certificates to the Exchange Agent on your behalf) and any other materials contemplated hereby should be delivered to the Exchange Agent at the address set forth on page 1. Materials may also be delivered to the Exchange Agent by overnight delivery to Computershare Trust Company, N.A., c/o Corporate Actions Dept., 250 Royall Street, Suite V, Canton, MA 02021. In the event that the Mergers are not consummated, such materials will be returned to the applicable holder of Consolidated Capital Stock. Note that the responsibility and liability of the Company in connection with its actions in the capacity set forth herein are governed by the terms of the Merger Agreement. The method of delivery of the Letter of Transmittal and all materials contemplated hereby is at the option and risk of the holder of Consolidated Capital Stock, but if the documents are sent by mail, it is suggested that insured or registered mail be used for the stockholder’s protection. Insert on the appropriate line on pages 1 and 2 of the Letter of Transmittal the number of shares of Consolidated Capital Stock that you are surrendering herewith.

2. Delivery of Required Documents. Each registered holder of Consolidated Capital Stock must properly fill in, date and sign, then deliver to the Exchange Agent at the address set forth above, each of (i) the Letter of Transmittal and (ii) either IRS Form W-9 or, if applicable, the applicable IRS Form W-8.

THE METHOD OF DELIVERY OF ALL REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE HOLDER OF CONSOLIDATED CAPITAL STOCK AND DELIVERY SHALL BE EFFECTED ONLY UPON DELIVERY OF SUCH DOCUMENTS TO THE ADDRESS SET FORTH ON PAGE 1. IF SENT BY MAIL, IT IS RECOMMENDED THAT THEY BE SENT BY REGISTERED MAIL WITH RETURN RECEIPT REQUESTED.

3. Signature(s) to the Letter of Transmittal. The signature (or signatures, in the case of shares owned by two or more joint holders of Consolidated Capital Stock for which a joint Letter of Transmittal is submitted) on the Letter of Transmittal should correspond exactly with the name(s) as recorded on the Company’s or SCCII’s register of stockholders, as applicable. If the Letter of Transmittal is signed by a person other than the registered owner of the shares listed, the shares must be accompanied by appropriate stock power(s), in either case signed by the registered owner(s) in the name(s) recorded on the Company’s or SCCII’s register of stockholders, as applicable. If the Letter of Transmittal is signed by a trustee, executor, administrator, guardian, officer of a corporation, attorney-in-fact or by any others acting in a representative or fiduciary capacity, the person signing, unless such person is the registered owner, must give such person’s full title in such capacity and deliver with this Letter of Transmittal proper evidence of such person’s authority to so act. If you would like your shares and/or check to be issued in another name, the instructions must be guaranteed by a member/participant in a Medallion Program approved by the Securities Transfer Association, Inc.

4. Validity of Surrender; Irregularities. All questions as to validity, form and eligibility of any surrender of shares will be determined by the Exchange Agent. In the event the Letter of Transmittal (or any other document required hereby to be delivered) has been improperly completed or executed or omitted or any of the shares are not in proper form for surrender (as required by the instructions stated in the Letter of Transmittal), or if some other irregularity in connection with the delivery of the Letter of Transmittal (or any other document required hereby to be delivered) exists, the Exchange Agent shall: (i) accept the Letter of Transmittal (and any other documents required hereby to be delivered) and waive the irregularity; or (ii) return the Letter of Transmittal (and the other documents required hereby to be delivered) to the holder of Consolidated Capital Stock with instructions as to the nature of the irregularity and the manner in which it may be cured. A surrender will not be deemed to have been validly made until all irregularities and defects have been cured or waived.

I-1

5. Lost, Stolen or Destroyed Certificates. If any certificate has been lost, stolen or destroyed, you should contact the Exchange Agent at 1-855-396-2084 for instructions on the actions necessary for you to be paid for such certificate(s).

6. Completion of Wire Transfer Instructions. Please confirm the accuracy of the complete wire instructions with your depository bank and complete all applicable blank fields.

7. Transfer Taxes. If payment for securities is to be made to any person other than the registered holder of Consolidated Capital Stock, and as a result of the foregoing any transfer taxes are payable (whether by the registered holder of Consolidated Capital Stock or such person), the undersigned shall be responsible for such taxes.

8. Wire Transfer. Unless you inform the Exchange Agent in writing to the contrary, cash amounts will be paid to you by wire transfer as specified by you in the Wire Transfer Instructions. If you do not properly complete, execute and deliver such Wire Transfer Instructions, Computershare will mail a check to you. If you wish to receive cash amounts in a currency other than U.S. dollars, please complete the International Currency and Wire Exchange Registration Form accompanying this Letter of Transmittal and return with this Letter of Transmittal. If you have any questions please contact the Exchange Agent at 1-855-396-2084. Additional charges will apply.

9. Backup U.S. Federal Income Tax Withholding; Tax Certificates.

Under the “backup withholding” provisions of U.S. federal income tax law, the Exchange Agent (or other applicable withholding agent) may be required to withhold 28% (or the then-current rate) of the amount of any payment made to holders of Consolidated Capital Stock pursuant to the Mergers. To prevent the possible application of backup withholding, each holder of Consolidated Capital Stock who is a U.S. person (defined in the IRS Form W-9 included herewith in the subsection entitled “Definition of a U.S. person”) should complete and sign the IRS Form W-9 included herewith and either: (a) provide the correct taxpayer identification number (“TIN”) and make the certification required on the IRS Form W-9; or (b) provide an adequate basis for exemption from backup withholding. In general, if a holder of Consolidated Capital Stock is an individual, the TIN is the Social Security number of such individual. If the Exchange Agent is not provided with the correct TIN or an adequate basis for exemption, the holder of Consolidated Capital Stock may be subject to a $50 penalty imposed by the IRS and backup withholding at a rate of 28% (or the then-current rate).

Holders of Consolidated Capital Stock who are foreign persons (i.e., any person other than a U.S. person as defined in the preceding paragraph) are not subject to the above backup withholding requirements. The required certificate for a foreign beneficial owner of Consolidated Capital Stock who is not engaged in trade or business in the U.S. is IRS Form W-8BEN or W-8BEN-E (original required). Any foreign person seeking payment who is (a) not a beneficial owner of Consolidated Capital Stock or (b) engaged in trade or business in the U.S. should contact the Exchange Agent, or access the relevant link below, to obtain appropriate certificates. Please note that there are additional IRS Forms W-8 if the IRS Form W-8BEN or W-8BEN-E does not apply to your particular situation. The forms can be accessed at the following IRS links:

http://www.irs.gov/pub/irs-pdf/fw8ben.pdf

http://www.irs.gov/pub/irs-pdf/fw8bene.pdf

http://www.irs.gov/pub/irs-pdf/fw8eci.pdf

http://www.irs.gov/pub/irs-pdf/fw8imy.pdf

http://www.irs.gov/pub/irs-pdf/fw8exp.pdf

Failure to complete the IRS Form W-9 or the applicable IRS Form W-8 will not, by itself, cause Consolidated Capital Stock to be deemed invalidly tendered, but may result in backup withholding. Backup withholding is not an additional U.S. federal income tax. If backup withholding results in an overpayment of taxes, a refund may be obtained, provided the required information is timely furnished to the IRS. FOR INSTRUCTIONS OR ADDITIONAL TAX INFORMATION CONTACT YOUR TAX ADVISOR OR CONSULT THE RELEVANT IRS GUIDANCE: http://www.irs.gov.

10. Request for Assistance or Additional Copies. Additional copies of documents provided herewith may be obtained from the Exchange Agent. Assistance with any of the documents may be obtained from the Exchange Agent at its address listed above or by calling 1-855-396-2084.

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